Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies

Guarantees

The Company has the following significant guarantee arrangements at December 31, 2018:

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ASC Claim Funding Accounts - The Company has arrangements with certain banks for the processing of claim payments for its ASC customers. The banks maintain accounts to fund claims of the Company’s ASC customers. The customer is responsible for funding the amount paid by the bank each day. In these arrangements, the Company guarantees that the banks will not sustain losses if the responsible ASC customer does not properly fund its account. The aggregate maximum exposure under these arrangements is generally limited to $250 million. The Company can limit its exposure to these guarantees by suspending the payment of claims for ASC customers that have not adequately funded the amount paid by the bank.

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Separate Accounts Assets - Certain Separate Accounts assets associated with the large case pensions business in the Corporate/Other segment represent funds maintained as a contractual requirement to fund specific pension annuities that the Company has guaranteed. Minimum contractual obligations underlying the guaranteed benefits in these Separate Accounts were approximately $1.4 billion at December 31, 2018. See Note 1 ‘‘Significant Accounting Policies’’ for additional information on Separate Accounts. Contract holders assume all investment and mortality risk and are required to maintain Separate Accounts balances at or above a specified level. The level of required funds is a function of the risk underlying the Separate Account’s investment strategy. If contract holders do not maintain the required level of Separate Accounts assets to meet the annuity guarantees, the Company would establish an additional liability. Contract holders’ balances in the Separate Accounts at December 31, 2018 exceeded the value of the guaranteed benefit obligation. As a result, the Company was not required to maintain any additional liability for its related guarantees at December 31, 2018.

Lease Guarantees

Between 1995 and 1997, the Company sold or spun off a number of subsidiaries, including Bob’s Stores and Linens ‘n Things, each of which subsequently filed for bankruptcy, and Marshalls. In many cases, when a former subsidiary leased a store, the Company provided a guarantee of the former subsidiary’s lease obligations. When the subsidiaries were disposed of and accounted for as discontinued operations, the Company’s guarantees remained in place, although each initial purchaser agreed to indemnify the Company for any lease obligations the Company was required to satisfy. If any of the purchasers or any of the former subsidiaries fail to make the required payments under a store lease, the Company could be required to satisfy those obligations. As of December 31, 2018, the Company guaranteed approximately 85 such store leases (excluding the lease guarantees related to Linens ‘n Things, which have been recorded as a liability on the consolidated balance sheet), with the maximum remaining lease term extending through 2029.

Guaranty Fund Assessments, Market Stabilization and Other Non-Voluntary Risk Sharing Pools

Under guaranty fund laws existing in all states, insurers doing business in those states can be assessed (in most states up to prescribed limits) for certain obligations of insolvent insurance companies to policyholders and claimants. The life and health insurance guaranty associations in which the Company participates that operate under these laws respond to insolvencies of long-term care insurers as well as health insurers. The Company’s assessments generally are based on a formula relating to the Company’s health care premiums in the state compared to the premiums of other insurers. Certain states allow assessments to be recovered over time as offsets to premium taxes. Some states have similar laws relating to HMOs and/or other payors such as not-for-profit consumer-governed health plans established under the ACA.

In 2009, the Pennsylvania Insurance Commissioner placed long-term care insurer Penn Treaty Network America Insurance Company and one of its subsidiaries (collectively, “Penn Treaty”) in rehabilitation, an intermediate action before insolvency, and subsequently petitioned a state court to convert the rehabilitation into a liquidation. Penn Treaty was placed in liquidation in March 2017. During the first quarter of 2017, Aetna recorded a discounted estimated liability and expense of $231 million pretax for its estimated share of future assessments by applicable life and health guaranty associations which reflects a 3.5% discount rate. The Company did not record an asset for expected premium tax offsets for its in force business at December 31, 2018, as the amount was not material. It is reasonably possible that in the future the Company may record a liability and expense relating to other insolvencies which could have a material adverse effect on the Company’s results of operations, financial condition and cash flows. While historically the Company has ultimately recovered more than half of guaranty fund assessments through statutorily permitted premium tax offsets, significant increases in assessments could lead to legislative and/or regulatory actions that may limit future offsets.

HMOs in certain states in which the Company does business are subject to assessments, including market stabilization and other risk-sharing pools, for which the Company is assessed charges based on incurred claims, demographic membership mix and other factors. The Company establishes liabilities for these assessments based on applicable laws and regulations. In certain states, the ultimate assessments the Company pays are dependent upon the Company’s experience relative to other entities subject to the assessment, and the ultimate liability is not known at the financial statement date. While the ultimate amount of the assessment is dependent upon the experience of all pool participants, the Company believes it has adequate reserves to cover such assessments.

The total guaranty fund assessments liability as of December 31, 2018 was $90 million and was recorded in accrued expenses on the consolidated balance sheet.

Litigation and Regulatory Proceedings

The Company is a party to numerous legal proceedings, investigations, audits and claims arising, for the most part, in the ordinary course of its businesses, including the matters described below. The Company records accruals for outstanding legal matters when it believes it is probable that a loss will be incurred and the amount can be reasonably estimated. The Company evaluates, on a quarterly basis, developments in legal matters that could affect the amount of any accrual and developments that would make a loss contingency both probable and reasonably estimable. If a loss contingency is not both probable and estimable, the Company does not establish an accrued liability. None of the Company’s accruals for outstanding legal matters are material individually or in the aggregate to the Company’s financial condition.

Except as otherwise noted, the Company cannot predict with certainty the timing or outcome of the legal matters described below, and the Company is unable to reasonably estimate a possible loss or range of possible loss in excess of amounts already accrued for these matters. It is reasonably possible that the outcome of such legal matters could be material to the Company.

Usual and Customary Litigation

The Company is named as a defendant in a number of litigations that allege that the Company’s retail stores overcharged for prescription drugs by not providing the correct usual and customary charge.

State of Texas ex rel. Myron Winkelman and Stephani Martinson, et al. v. CVS Health Corporation (Travis County Texas District Court). In February 2012, the Attorney General of the State of Texas issued Civil Investigative Demands (“CIDs”) to the Company and subsequently has issued a series of requests for documents and information in connection with its investigation concerning the CVS Health Savings Pass program and other pricing practices with respect to claims for reimbursement from the Texas Medicaid program. In January 2017, the Travis County Court unsealed a first amended qui tam petition filed in April 2014. The government has intervened in this case. The amended petition alleges the Company violated the Texas Medicaid Fraud Prevention Act by submitting false claims for reimbursement to the Texas Medicaid program by, among other things, failing to use the price available to members of the CVS Health Savings Pass program as the pharmacies’ usual and customary price. The amended petition was unsealed following the Company’s December 2016 filing of CVS Pharmacy, Inc. v. Charles Smith, et al. (Travis County Texas District Court), a declaratory judgment action against the State of Texas seeking a declaration that the prices charged to members of the CVS Health Savings Pass program do not constitute usual and customary prices under the applicable Medicaid regulation. In March 2018, the Travis County Court denied the State of Texas’s request for temporary injunctive relief. The Company is defending itself against these claims.

Corcoran et al. v. CVS Health Corporation (U.S. District Court for the Northern District of California) and Podgorny et al. v. CVS Health Corporation (U.S. District Court for the Northern District of Illinois). These putative class actions were filed against the Company in July and September 2015. The cases were consolidated in the U.S. District Court for the Northern District of California. Plaintiffs seek damages and injunctive relief under the consumer protection statutes and common laws of certain states on behalf of a class of consumers who purchased certain prescription drugs. Several third-party payors filed similar putative class actions on behalf of payors captioned Sheet Metal Workers Local No. 20 Welfare and Benefit Fund v. CVS Health Corp. and Plumbers Welfare Fund, Local 130 v. CVS Health Corporation (both pending in the U.S. District Court for the District of Rhode Island) in February and August 2016. In all of these cases the plaintiffs allege the Company overcharged for certain prescription drugs by not submitting the price available to members of the CVS Health Savings Pass program as the pharmacy’s usual and customary price. In the Corcoran case, the U.S. District Court granted summary judgment to CVS on plaintiffs’ claims in their entirety and certified certain subclasses in September 2017. The Corcoran plaintiffs have appealed the District Court’s decision to the Ninth Circuit. The Sheet Metal Workers plaintiffs have amended their complaint to assert a claim under the federal Racketeer Influenced and Corrupt Organizations Act (“RICO”) premised on an alleged conspiracy between the Company and other PBMs. The Company is defending itself against these claims.

State of California ex rel. Matthew Omlansky v. CVS Caremark Corporation (Superior Court of the State of California, County of Sacramento). In April 2016, the California Superior Court unsealed a first amended qui tam complaint filed in July 2013. The government has declined to intervene in this case. The relator alleges that the Company submitted false claims for payment to the California Medicaid program in connection with reimbursement for drugs available through the CVS Health Savings Pass program as well as certain other generic drugs. The case has been stayed pending the relator’s appeal of the judgment against him in a similar case against another retailer. The Company is defending itself against these claims.

State of Mississippi v. CVS Health Corporation, et al. (Chancery Court of DeSoto County, Mississippi, Third Judicial District). In July 2016, the Company was served with a complaint filed on behalf of the State of Mississippi alleging that CVS retail pharmacies in Mississippi submitted false claims for reimbursement to the Mississippi Medicaid program by not submitting the price available to members of the CVS Health Savings Pass program as the pharmacy’s usual and customary price. The Company has responded to the complaint, moved for judgment on the pleadings, filed a counterclaim and moved the case to Mississippi Circuit Court. The Company’s motion for judgment on the pleadings remains pending. The Company is defending itself against these claims.

Manufacturer’s Rebate Litigation and Investigations

The Company is named as a defendant in a number of lawsuits and is subject to a number of investigations concerning manufacturer’s rebates that the Company has negotiated.

Bewley, et al. v. CVS Health Corporation, et al. and Prescott, et al. v. CVS Health Corporation, et al. (both pending in the U.S. District Court for the Western District of Washington). These putative class actions were filed against the Company and other PBMs and manufacturers of glucagon kits (Bewley) and diabetes test strips (Prescott) in May 2017. Both cases allege that, by contracting for rebates with the manufacturers of these diabetes products, the Company and other PBMs caused list prices for these products to increase, thereby harming certain consumers. The plaintiffs’ primary claims are made under federal antitrust laws, RICO, state unfair competition and consumer protection laws and the federal Employee Retirement Income Security Act of 1974 (“ERISA”). Both of these cases have been transferred to the U.S. District Court for the District of New Jersey on defendants’ motions. The Company is defending itself against these claims.

Klein, et al. v. Prime Therapeutics, et al. (U.S. District Court for the District of Minnesota). This putative class action was filed against the Company and other PBMs in June 2017 on behalf of ERISA plan members who purchased and paid for EpiPen or EpiPen Jr. Plaintiffs allege that the PBMs are ERISA fiduciaries to plan members and have violated ERISA by allegedly causing higher inflated prices for EpiPens through the process of negotiating increased rebates from EpiPen manufacturer Mylan. This case has been consolidated with a similar matter and is now proceeding as In re EpiPen ERISA Litigation. The Company is defending itself against these claims.

In April 2017, the Company received a CID from the Attorney General of Washington requesting documents and information regarding pricing and rebates for insulin products in connection with a pending investigation into unfair and deceptive acts or practices regarding insulin pricing. The Office of the Attorney General of Washington has notified the Company that information provided in response to the Washington Attorney General’s CID will be shared with the Attorneys General of California, Florida, Minnesota, New Mexico, the District of Columbia and Mississippi. In July 2017, the Company received a CID from the Attorney General of Minnesota requesting documents and information regarding pricing and rebates for insulin and epinephrine products in connection with a pending investigation into unfair and deceptive acts or practices regarding insulin and epinephrine pricing. The Company has been cooperating with the government and providing documents and information in response to these CIDs.

Controlled Substances Litigation, Audits and Subpoenas

In December 2017, the U.S. Judicial Panel on Multidistrict Litigation consolidated numerous cases filed against various defendants by plaintiffs such as counties, cities, hospitals, Indian tribes and third-party payors, alleging claims generally concerning the impacts of widespread opioid abuse. The consolidated multidistrict litigation captioned In re National Prescription Opiate Litigation (MDL No. 2804) is pending in the U.S. District Court for the Northern District of Ohio. This multidistrict litigation presumptively includes hundreds of relevant federal court cases that name the Company as a defendant. Fewer than 100 similar cases that name the Company as a defendant in some capacity are pending in state courts. The Company is defending itself against all such claims. Additionally, the Company has received subpoenas, CIDs and/or other requests for information regarding opioids from the Attorneys General of several states. The Company has been cooperating with the government with respect to these subpoenas, CIDs and other requests for information.

The Company routinely is audited by the United States Drug Enforcement Administration (“DEA”). For several of these audits, the Company is in discussions with the DEA and U.S. Attorney’s Offices concerning allegations that the Company violated certain requirements of the Controlled Substance Act.

In September 2015, the DEA served Omnicare with an administrative subpoena. The subpoena seeks documents related to controlled substance policies, procedures and practices at eight Company pharmacy locations from May 2012 to the present. In September 2017, the DEA expanded the investigation to include an additional Company pharmacy location. The Company has been cooperating with the government and providing documents and witnesses in response to this subpoena.

Prescription Processing Investigations

In October 2015, Omnicare received a CID from the U.S. Attorney’s Office for the Southern District of New York requesting documents and information concerning Omnicare’s cycle fill process for assisted living facilities. The Company has been cooperating with the government and providing documents and information in response to this CID. In July 2017, Omnicare also received a subpoena from the California Department of Insurance requesting documents concerning similar subject matter. The Company has been cooperating with the California Department of Insurance and providing documents and information in response to this subpoena.

In December 2016, the Company received a CID from the U.S. Attorney’s Office for the Northern District of New York requesting documents and information in connection with a federal False Claims Act investigation concerning whether the Company’s retail pharmacies improperly submitted certain insulin claims to Part D of the Medicare program rather than Part B of the Medicare program. The Company has been cooperating with the government and providing documents and information in response to this CID.

In May 2017, the Company received a CID from the U.S. Attorney’s Office for the Southern District of New York requesting documents and information concerning possible false claims submitted to Medicare in connection with reimbursements for prescription drugs under the Medicare Part D program. The Company has been cooperating with the government and providing documents and information in response to this CID.

Provider Proceedings

The Company is named as a defendant in purported class actions and individual lawsuits arising out of its practices related to the payment of claims for services rendered to its members by health care providers with whom the Company has a contract and with whom the Company does not have a contract (“out-of-network providers”). Among other things, these lawsuits allege that the Company paid too little to its health plan members and/or providers for these services and/or otherwise allege that the Company failed to timely or appropriately pay or administer claims and benefits (including the Company’s post payment audit and collection practices and reductions in payments to providers due to sequestration). Other major health insurers are the subject of similar litigation or have settled similar litigation.

On October 28, 2016, Aetna was named as a respondent in an arbitration proceeding that had commenced as a lawsuit in Florida state court on August 25, 2015. The arbitration proceeding was brought by hospitals owned by HCA Holdings, Inc. with respect to Aetna’s out-of-network benefit payment and administration practices in Florida relating to services and care rendered to members in Aetna’s individual Public Exchange products from 2014 through 2016. Coverage under Aetna’s individual Public Exchange products in Florida was not available after December 31, 2016. On October 15, 2018, the arbitrator awarded the claimant hospitals approximately $150 million. The Company is defending itself against the claimant hospitals’ claims and has appealed the arbitrator’s decision.

The Company also has received subpoenas and/or requests for documents and other information from, and been investigated by, attorneys general and other state and/or federal regulators, legislators and agencies relating to, and the Company is involved in other litigation regarding, its out-of-network benefit payment and administration practices. It is reasonably possible that others could initiate additional litigation or additional regulatory action against the Company with respect to its out-of-network benefit payment and/or administration practices.

CMS Actions

CMS regularly audits the Company’s performance to determine its compliance with CMS’s regulations and its contracts with CMS and to assess the quality of services it provides to Medicare beneficiaries. CMS uses various payment mechanisms to allocate and adjust premium payments to the Company’s and other companies’ Medicare plans by considering the applicable health status of Medicare members as supported by information prepared, maintained and provided by health care providers. The Company collects claim and encounter data from providers and generally relies on providers to appropriately code their submissions to the Company and document their medical records, including the diagnosis data submitted to the Company with claims. CMS pays increased premiums to Medicare Advantage plans and Medicare PDP plans for members who have certain medical conditions identified with specific diagnosis codes. Federal regulators review and audit the providers’ medical records to determine whether those records support the related diagnosis codes that determine the members’ health status and the resulting risk-adjusted premium payments to the Company. In that regard, CMS has instituted risk adjustment data validation (“RADV”) audits of various Medicare Advantage plans, including certain of the Company’s plans, to validate coding practices and supporting medical record documentation maintained by health care providers and the resulting risk adjusted premium payments to the plans. CMS may require the Company to refund premium payments if the Company’s risk adjusted premiums are not properly supported by medical record data. The Office of Inspector General (the “OIG”) also is auditing the Company’s risk adjustment-related data and that of other companies. The Company expects CMS and the OIG to continue these types of audits.

In 2012, CMS revised its audit methodology for RADV audits to determine refunds payable by Medicare Advantage plans for contract year 2011 and forward. Under the revised methodology, among other things, CMS will project the error rate identified in the audit sample of approximately 200 members to all risk adjusted premium payments made under the contract being audited. For contract years prior to 2011, CMS did not project sample error rates to the entire contract. As a result, the revised methodology may increase the Company’s exposure to premium refunds to CMS based on incomplete medical records maintained by providers. Since 2013, CMS has selected certain of the Company’s Medicare Advantage contracts for various contract years for RADV audit. The Company is currently unable to predict which of its Medicare Advantage contracts will be selected for future audit, the amounts of any retroactive refunds of, or prospective adjustments to, Medicare Advantage premium payments made to the Company, the effect of any such refunds or adjustments on the actuarial soundness of the Company’s Medicare Advantage bids, or whether any RADV audit findings would require the Company to change its method of estimating future premium revenue in future bid submissions to CMS or compromise premium assumptions made in the Company’s bids for prior contract years, the current contract year or future contract years. Any premium or fee refunds or adjustments resulting from regulatory audits, whether as a result of RADV, Public Exchange related or other audits by CMS, the OIG, HHS or otherwise, including audits of the Company’s minimum MLR rebates, methodology and/or reports, could be material and could adversely affect the Company’s results of operations, financial condition and/or cash flows.
Medicare CIDs

The Company has received CIDs from the Civil Division of the DOJ in connection with a current investigation of the Company’s patient chart review processes in connection with risk adjustment data submissions under Parts C and D of the Medicare program. The Company has been cooperating with the government and providing documents and information in response to these CIDs.

Tunney Act Proceeding

On October 10, 2018, the Company and Aetna entered into a consent decree with the DOJ that allowed CVS Health’s proposed acquisition of Aetna to proceed, provided Aetna agreed to sell its individual standalone Medicare Part D prescription drug plans. As permitted by the asset preservation stipulation and order dated October 25, 2018, CVS Health completed its acquisition of Aetna on November 28, 2018, and Aetna completed the sale of such plans on November 30, 2018. The consent decree remains subject to the court approval process under the Antitrust Procedures and Penalties Act, which could result in a revision in or delay in receiving approval of the consent decree. The approval process is for the limited purpose of determining whether the consent decree is in the public interest. The Company believes that the consent decree will not have a material impact on the Company’s results of operations, cash flows or financial condition.

Other Legal and Regulatory Proceedings.

The Company is also a party to other legal proceedings and is subject to government investigations, inquiries and audits and has received and is cooperating with the government in response to CIDs, subpoenas or similar process from various governmental agencies requesting information, all arising in the ordinary course of its businesses. These other legal proceedings include claims of or relating to bad faith, medical malpractice, non-compliance with state and federal regulatory regimes, marketing misconduct, failure to timely or appropriately pay or administer claims and benefits, provider network structure (including the use of performance-based networks and termination of provider contracts), rescission of insurance coverage, improper disclosure or use of personal information, anticompetitive practices, general contractual matters, product liability, intellectual property litigation and employment litigation. Some of these other legal proceedings are or are purported to be class actions or derivative claims. The Company is defending itself against the claims brought in these matters.

Awards to the Company and others of certain government contracts, particularly Medicaid contracts and contracts with government customers in the Company’s Commercial Health Care Benefits segment, are subject to increasingly frequent protests by unsuccessful bidders. These protests may result in awards to the Company being reversed, delayed or modified. The loss or delay in implementation of any government contract could adversely affect the Company’s results of operations. The Company will continue to defend contract awards it receives.

There also continues to be a heightened level of review and/or audit by regulatory authorities of, and increased litigation regarding, the Company’s and the rest of the health care and related benefits industry’s business and reporting practices, including premium rate increases, utilization management, development and application of medical policies, complaint, grievance and appeal processing, information privacy, provider network structure (including provider network adequacy, the use of performance-based networks and termination of provider contracts), provider directory accuracy, calculation of minimum medical loss ratios and/or payment of related rebates, delegated arrangements, rescission of insurance coverage, limited benefit health products, student health products, pharmacy benefit management practices (including the use of narrow networks and the placement of drugs in formulary tiers), sales practices, customer service practices, vendor oversight and claim payment practices (including payments to out-of-network providers).

As a leading national health care company, the Company regularly is the subject of government actions of the types described above. These government actions may prevent or delay the Company from implementing planned premium rate increases and may result, and have resulted, in restrictions on the Company’s businesses, changes to or clarifications of the Company’s business practices, retroactive adjustments to premiums, refunds or other payments to members, beneficiaries, states or the federal government, withholding of premium payments to the Company by government agencies, assessments of damages, civil or criminal fines or penalties, or other sanctions, including the possible suspension or loss of licensure and/or suspension or exclusion from participation in government programs.

The Company can give no assurance, however, that its businesses, financial condition, results of operations and/or cash flows will not be materially adversely affected, or that the Company will not be required to materially change its business practices, based on: (i) future enactment of new health care or other laws or regulations; (ii) the interpretation or application of existing laws or regulations as they may relate to one or more of the Company’s businesses, one or more of the industries in which the
Company competes and/or the health care industry generally; (iii) pending or future federal or state governmental investigations of one or more of the Company’s businesses, one or more of the industries in which the Company competes and/or the health care industry generally; (iv) pending or future government audits, investigations or enforcement actions against the Company; (v) adverse developments in any pending qui tam lawsuit against the Company, whether sealed or unsealed, or in any future qui tam lawsuit that may be filed against the Company; or (vi) adverse developments in pending or future legal proceedings against the Company or affecting one or more of the industries in which the Company competes and/or the health care industry generally.